Exhibit 99.1

BUNKER HILL ANNOUNCES CLOSING OF C$33,752,300 BROKERED LIFE OFFERING, CONCURRENT NON-BROKERED PRIVATE PLACEMENT AND WARRANT EXERCISE

KELLOGG, IDAHO | VANCOUVER, BRITISH COLUMBIA, March 5, 2026 -- Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX-V: BNKR | OTCQB: BHLL), is pleased to announce that it has closed its previously announced “best efforts” private placement offering of units (the “LIFE Units”) of the Company. The Company issued 150,808,332 LIFE Units (approximately 4,308,809 LIFE Units on a post-consolidated basis1) at a price of C$0.18 per LIFE Unit (C$6.30 on a post-consolidated basis1) for gross proceeds of C$27,145,500 (the “Brokered Offering”), which included the full exercise of the agents’ overallotment option.

The Company also issued 8,926,668 additional LIFE Units (approximately 255,048 LIFE Units on a post-consolidated basis1) at a price of C$0.18 per LIFE Unit (C$6.30 on a post-consolidated basis1) for gross proceeds of C$1,606,800 under a concurrent private placement, on a non-brokered basis (the “Non-Brokered Offering”, and together with the Brokered Offering, the “Offering”).

Concurrently with the Offering, a cornerstone investor exercised existing common share purchase warrants at C$0.17 per warrant (C$5.95 on a post-consolidated basis1) for additional proceeds to the Company of C$5,000,000 (the “Warrant Exercise”), resulting in aggregate gross proceeds of C$33,752,300 to the Company from the Brokered Offering, the Non-Brokered Offering, and the Warrant Exercise.

Each LIFE Unit consists of one share of common stock of the Company (a “Common Share”) and one common share purchase warrant of the Company (a “Warrant”). Each Warrant entitles the holder thereof to purchase one additional Common Share at an exercise price of C$0.30 per share (C$10.50 on a post-consolidated basis1,2) for a period of 36 months from issuance.

The Offering was completed by a lead agent and sole bookrunner, on its own behalf and on behalf of a syndicate of agents (the “Agents”). A finder assisted in respect of the Brokered Offering (the “Finder”).

The Company intends to use the net proceeds of the Offering to provide working capital for the ramp-up of the Bunker Hill Mine to commercial production, for exploration and for general corporate purposes.

The Offering was completed on a prospectus-exempt basis pursuant to the ‘listed issuer financing exemption’ under Part 5A of National Instrument 45-106 – Prospectus Exemptions, as modified by Coordinated Blanket Order 45-935 Exemptions from Certain Conditions of the Listed Issuer Financing Exemption of the Canadian Securities Administrators (together, the “LIFE Exemption”).

1 For additional information regarding the Company’s proposed 35:1 reverse stock split, please refer to the Company’s news releases dated February 9, 2026 and March 3, 2026.

2 The Warrants will be automatically adjusted as a result of the Company’s proposed 35:1 reverse stock split, such that each thirty-five Warrants will be exercisable to acquire one post-consolidated Common Share at a price of C$10.50 per share.

In connection with the closing of the Brokered Offering, the Company paid to the Agents aggregate cash fees in the amount of C$1,579,290 and issued to the Agents an aggregate of 8,782,833 non-transferrable compensation options (“Compensation Options”), representing: (i) 6.0% of the gross proceeds of the Brokered Offering, other than the gross proceeds raised from certain sales pursuant to a president’s list (the “President’s List Sales”); and (ii) 3.0% of the gross proceeds raised from President’s List Sales (in each case, less any amount of cash fees and Compensation Options issued to the Finder). Each Compensation Option is exercisable to acquire one Common Share at a price of C$0.18 (C$6.30 on a post-consolidated basis1,3) per share for a period of 24 months from issuance.

The Company paid to the Finder a cash fee of C$47,820, representing: 3.0% of the gross proceeds of the Brokered Offering from subscribers introduced by the Finder to the Company (the “Introduced Subscribers”); and issued to certain principals of the Finder an aggregate of 256,667 Compensation Options representing 3.0% of the LIFE Units sold under the Brokered Offering to the Introduced Subscribers. The purchase of LIFE Units by certain insiders of the Company constituted a “related party transaction” within the meaning of TSX Venture Exchange (“TSXV”) Policy 5.9 and Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company has relied on the exemptions from the valuation and minority shareholder approval requirements of MI 61-101 contained in sections 5.5(a) and 5.7(1)(a) of MI 61-101 in respect of such insider participation. Insider participation accounted for an aggregate of 300,000 LIFE Units (approximately 8,571 on a post-consolidated basis) sold under the Offering.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws and may not be offered or sold within the United States or to or for the account or benefit of a U.S. person (as defined in Regulation S under the U.S. Securities Act) unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available.

The LIFE Units issued are not subject to a statutory hold period under applicable Canadian securities laws, in accordance with the Listed Issuer Financing Exemption. The LIFE Units are subject to a minimum six-month hold period in accordance with applicable U.S. securities laws. The Company has agreed to file within five business days, a registration statement to register the resale of the LIFE Units and to use commercially reasonable efforts to have the registration statement declared effective by the U.S. Securities and Exchange Commission (the “SEC”) within 60 days after the initial filing date of the registration statement.

On behalf of Bunker Hill Mining Corp.

Sam Ash
President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton
Vice President, Investor Relations
T: 604.417.7952
E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this news release.

3 The Compensation Options will be automatically adjusted as a result of the Company’s proposed 35:1 reverse stock split, such that each thirty-five Compensation Options will be exercisable to acquire one post-consolidated Common Share at a price of C$6.30 per share.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding the intended use of the net proceeds of the LIFE Offering; and the Company’s ability to secure sufficient project financing to complete the construction of the Bunker Hill Mine and move it to commercial production in a manner that maximizes shareholder value.

Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: Bunker Hill’s ability to receive sufficient project financing for the construction of the Bunker Hill Mine on an acceptable timeline, on acceptable terms, or at all; our ability to service our existing debt and meet the payment obligations thereunder; further drilling and geotechnical work supporting the planned restart and operations at the Bunker Hill Mine; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the SEC and with applicable Canadian securities regulatory authorities, and the following: Bunker Hill’s ability to use the net proceeds of the LIFE Offering in a manner that will increase the value of stockholders’ investments; the dilution of current stockholders as a result of the consummation of the LIFE Offering; the Company’s ability to obtain all necessary regulatory and stock exchange approvals with respect to the LIFE Offering and the Reverse Stock Split, including the approval of the TSXV and the Stockholder Consent; Bunker Hill’s ability to operate as a going concern and its history of losses; Bunker Hill’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; further geotechnical work not supporting the continued development of the Bunker Hill Mine or the results described herein; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to raise sufficient project financing, on acceptable terms or at all, to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; the Company requiring additional capital expenditures than anticipated, resulting in delays in the expected restart timeline; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives, or whether and when the Company will achieve its operational and construction targets. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).